2009 Citi Investment Research Basic Materials Conference Larry Stranghoener, Executive Vice President and Chief Financial Officer December 2, 2009 Exhibit 99.1

Slide 2
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation;
difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United
States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.

Slide 3 Strategic Focus Deliver value for shareholders Focus on Potash and Phosphate •Grow Potash •Strengthen Phosphate Align distribution assets Maintain a strong balance sheet

Slide 4 Net Cash Position (Cash Less Debt) $(1,500) $(1,000) $(500) $- $500 $1,000 $1,500 FY2008 FY2009 FY2010

Slide 5
Leading Global Potash Producer
Mosaic potash production
•
13% Global
•
40% North America
•
Five mines
Competitive industry
position
World capacity approximates 73
million tonnes (all potash products)
0 5 10 15
PotashCorp
Mosaic
Belaruskali
Kali & Salz
Silvinit
Uralkali
Million tonnes product
•Potash Fertilizer Capacity
Source: Fertecon / Mosaic

Slide 6 MOP Demand World MOP Demand 0 10 20 30 40 50 60 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F 10F Mil Tonnes Source: Mosaic

Capacity (mil tonnes KCl)
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Slide 7
Growth Opportunities - Our Potash Expansions
* The projected annual capacity includes approximately 1.3 million tonnes (as shaded in blue) that we currently produce under a third party tolling agreement at our Esterhazy, Saskatchewan potash mine. Based on our present calculations, we believe that our obligation to supply potash under this agreement will expire by August 30,
2010. The customer has filed a lawsuit against us contesting our basis and timing for termination of the agreement. We believe the allegations in the customer’s lawsuit are without merit.
Growth from 10.4 to
16.8* million tonnes
Location
Estimated
Annual
Capacity
Increase
(tonnes in millions)
Estimated
Completion
Belle Plaine 2.0                2015 - 2020
Colonsay 1.3                2011 - 2017
Esterhazy 1.8                2013 - 2016
Total 5.1
-
2
4
6
8
10
12
14
16
18

*Excludes Canadian Resource Taxes and Royalties for all Canadian potash producers.
Slide 8
Expansions Improve Mosaic’s Cost Structure
Source:  Mosaic
Industry Cost Curve - MOP 2009 Q2
*
Delivered US Cornbelt
First Quintile
Weighted Average
Second Quintile
Weighted Average
Third Quintile
Weighted Average
Fourth Quintile
Weighted Average
Fifth Quintile
Weighted Average
0 10 20 30 40 50 60
Million Tonnes
US$ Tonne
Mosaic

Slide 9 Shift in Business Mix (sales tonnes) Present Future Potash 49% Phosphates 51% Potash 60% Phosphates 40%

Slide 10
World’s Largest Integrated Phosphate Producer
World’s largest capacity of
finished phosphate fertilizer
Mosaic phosphate production
share
13% Globally
58% U.S.
World scale & efficient
operations
World capacity approximates 74
million tonnes (DAP/MAP/TSP)
0 3 6 9 12
Mosaic
YTH
OCP
PhosAgro
CF
•Phosphate Fertilizer Capacity
Million tonnes product
Source: Fertecon / Mosaic

Slide 11 Phosphate Demand World Processed Phosphate Demand 0 10 20 30 40 50 60 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F 10F Mil Tonnes Source: Mosaic DAP, MAP and TSP

Slide 12
Industry Leading Cost Structure in Phosphate
Industry Cost Curve - DAP fob Plant/Port 2009 Q2
First Quintile
Weighted Average
Second Quintile
Weighted Average
Third Quintile
Weighted Average
Fourth Quintile
Weighted Average
Fifth Quintile
Weighted Average
0 5 10 15 20 25 30
Million Tonnes
US$ Tonne
Mosaic Average
Source:  Mosaic

Slide 13 Phosphates Opportunities Operational Cost Savings MRO Contract services Process chemicals Energy – heat recovery and conversion Phosphate Rock and Other Strategic Opportunities

Slide 14
Distribution Assets Aligned with Global Demand
Canada
3 Mines
United States
9 Current & Future Mines
4 Phosphate Plants
Argentina
1 Warehouse & Blender
1 Production/Warehouse
Brazil
7 Warehouse & Blender
2 Production/Warehouse
China
2 Warehouse & Blender
2 Production/Warehouse
India
1 Warehouse

Business Outlook

Slide 16
Growing Global Affluence + Fuel
China and India:
GDP & middle
class growth
trends continue
USA:
Ethanol growth
to 15 billion
gallons by 2015*
The 2009
mandate for
ethanol is
10.5 billion
gallons*
Brazil: Growth
trends in
soybean
yields and
planted area
*Source:  EPA

Slide 17
Growing Grain & Oilseed Use
World Grain and Oilseed Use
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08E
Source:  USDA and Mosaic
Bil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol

Slide 18
Another Large Crop Needed in 2010
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
L
10/11
M
10/11
H
Mil Tonnes
40
50
60
70
80
90
100
110
120
Days of Use
Stocks Days of Use
Source: USDA and Mosaic (for 10/11 scenarios)
2010/11 Scenario Assumptions
Low Medium High
Harvested Area Change -0.5% -0.5% -0.5%
Yield Deviation from 11-Year Trend Largest Negative 0 Largest Positve
Demand Growth 1.5% 2.0% 2.5%

Slide 19
Farm Economics Remain Strong
Key assumptions
ISU application rate recommendations
2009 and 2010 crops sold at CBOT closing prices on Nov 23, 2009 less basis
Fertilizer prices for 2003 - 2009 are from USDA. 2010 fertilizer prices are based on current spot wholesale prices
Crop Nutrient Costs on Corn in Iowa
Bushels of Corn Per Acre
0
5
10
15
20
25
30
35
40
2003 2004 2005 2006 2007 2008 2009F 2010F
Sources:  Iowa State University, USDA and Mosaic
Bu Corn

2007/08 2008/09E 2009/10F 2010/11F 2013/14F
Nitrogen 3.3% -1.9% 2.5% 2.4% 7.3%
Phosphate 0.3% -10.1% 3.8% 5.3% 17.8%
Potash 7.0% -19.5% -3.7% 10.8% 26.7%
Total 3.2% -6.8% 1.9% 4.2% 12.6%
Source:  IFA May & November 2009
Changes in World Fertilizer Consumption
Slide 20
Growth Expected to Resume
World Nutrient Use
110
120
130
140
150
160
170
180
190
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F 13F
Source:  IFA May & November 2009
Mil Tonnes
Fertilizer Year

Slide 21
Key Takeaways
Global leader with vertically integrated operations
Focus on value creation
Potash growth projects at attractive capital costs
Phosphate growth options in rock reserves and
acquisitions
Encouraging recent market trends

Thank you